UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2022

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2500 Innovation Way Greenfield, Indiana	46140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2021, Elanco Animal Health Incorporated (“Elanco”) announced that Aaron Schacht, Executive Vice President of Elanco, would transition to a new role leading the potential carve-out of Elanco’s microbiome R&D platform (the “Microbiome Platform”). On December 31, 2021, Mr. Schacht, and certain other employees supporting the Microbiome Platform, separated from Elanco as part of the restructuring plan announced by Elanco on November 30, 2021.

Elanco expects to enter into an agreement with an affiliate of Mr. Schacht, whereby Mr. Schacht will lead an external team responsible for the continuing development of the Microbiome Platform on behalf of Elanco, as well as continue to advise on the potential carve-out of the Microbiome Platform from Elanco. Under the agreement, Elanco is expected to pay the entity a service fee of up to $750,000, made in installments through March 31, 2022, which will be used to pay compensation to Mr. Schacht’s team and related expenses for the development work. Elanco may also pay a contingent fee tied to the consummation of the carve-out transaction.

In connection with his separation, Elanco entered into a Severance Agreement and Release of Claims (the “Agreement”) with Mr. Schacht on January 1, 2022, pursuant to which he is entitled to receive severance benefits under the Elanco Amended and Restated Executive Severance Pay Plan and Summary. These benefits are contingent upon Mr. Schacht executing a release of claims in favor of Elanco and agreeing to certain other customary post-employment covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: January 6, 2022	By:	/s/ Marcela Kirberger
Name: Marcela Kirberger
Title: Executive Vice President, General Counsel and Corporate Secretary